TRAVELERS SERIES FUND INC.
on behalf of the
GT Global Strategic Income Portfolio
	Supplement dated May 6, 1997 to
	Prospectus dated February 28, 1997


	On April 9, 1997, Michael Mabbutt replaced Simon Nocera and has joined Chang-Hock Lau in the day-to-day management of the GT Global Strategic Income Portfolio. Mr. Mabbutt has been Head of Emerging Market Debt for Chancellor LGT Asset Management, Inc. (Chancellor LGT) since April 1997, and Portfolio Manager for LGT Asset Management PLC (London) since December 1996. Prior thereto, Mr. Mabbutt was a Senior Portfolio Manager for Emerging Market Debt at Baring Asset Management (London) from 1992 to December 1996. From 1986 to 1991, Mr. Mabbutt was a fixed income Investment Manager for Norwich Union Life Insurance Society.